UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Harvard Mill Square, Suite 210

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 246-3343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Edgewater Technology, Inc. (the “Company”) on June 6, 2012, the Company’s stockholders approved the Edgewater Technology, Inc. 2012 Omnibus Incentive Plan (the “2012 Plan”). The Company’s Compensation Committee and Board of Directors adopted the 2012 Plan effective April 16, 2012, subject to stockholder approval.

The purpose of the 2012 Plan is to attract and retain highly-qualified officers, directors, key employees and other key individuals and to motivate these individuals to serve the Company and to expend maximum effort to improve the Company’s operations. Total equity awards under the 2012 Plan are limited to a maximum of 1,100,000 authorized shares of Company common stock.

The provisions of the 2012 Plan are described in the proxy statement for the Annual Meeting under “Item 2- Approval of the Proposed 2012 Omnibus Plan,” which description is attached hereto as Exhibit 99.1 and incorporated herein by reference. The description of the 2012 Plan is qualified in its entirety by reference to the complete text of the 2012 Plan, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On June 6, 2012, the Company’s Compensation Committee also approved for use under the 2012 Plan a form of non-qualified stock option agreement for employees and a form of non-qualified stock option agreement for non-employee directors. The forms of option agreement describe, among other things, the methods of exercise for the options and the treatment of the options upon termination of service. If an optionee’s service is terminated without cause within six months of a change in control transaction, the option vests in full and is exercisable for a period of three months following any such termination. The description of the option forms is qualified in its entirety by reference to the complete text of the option forms, copies of which are attached hereto as Exhibits 99.3 and 99.4 and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 6, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). A copy of the press release issued by the Company in connection with the Annual Meeting is attached hereto as Exhibit 99.5 and is incorporated herein by reference in its entirety.

At the Annual Meeting, the Company’s stockholder voted:

1.	to elect the seven (7) candidates listed as nominees in the Company’s Proxy Statement dated April 25, 2012 (the “Proxy Statement”), who are Paul Flynn, Paul Guzzi, Nancy Leaming, Michael Loeb, Daniel O’Connell, Shirley Singleton and Wayne Wilson, and who will serve until the Company’s 2013 Annual Meeting or until their successors are duly elected and qualified;

2.	to approve the Edgewater Technology, Inc. 2012 Omnibus Incentive Plan;

3.	to approve (on a nonbinding, advisory basis) named executive officer compensation; and

4.	to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accountants to audit the accounts of Edgewater for the fiscal year ending December 31, 2012.

The voting results are set forth in Exhibit 99.6 and are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Text of “Item 2 — Approval of the Proposed 2012 Omnibus Plan” from the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders.

99.2	Edgewater Technology, Inc. 2012 Omnibus Incentive Plan.

99.3	Form of Non-Qualified Stock Option Agreement (Employee) under the 2012 Omnibus Incentive Plan.

99.4	Form of Non-Qualified Stock Option Agreement (Non-Employee Director) under the 2012 Omnibus Incentive Plan.

99.5	Edgewater Technology, Inc. Press Release dated June 8, 2012.

99.6	Report of Matters Voted Upon by Stockholders.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2012

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Timothy R. Oakes
Name: Timothy R. Oakes
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)